UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2017
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
On May 5, 2017, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Shareholders. Marriott’s shareholders voted on the matters outlined in the 2017 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2017, as follows:

1.	Marriott’s shareholders elected 14 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	3,016,692,580	103,261,420	2,533,840	341,055,090
Mary K. Bush	3,012,296,610	104,042,620	6,148,610	341,055,090
Bruce W. Duncan	3,017,033,120	98,921,600	6,533,120	341,055,090
Deborah M. Harrison	3,019,811,520	98,369,390	4,306,930	341,055,090
Frederick A. Henderson	2,812,931,860	302,843,140	6,712,840	341,055,090
Eric Hippeau	3,057,861,210	57,272,120	7,354,510	341,055,090
Lawrence W. Kellner	2,866,685,940	248,296,380	7,505,520	341,055,090
Debra L. Lee	3,002,937,180	113,464,900	6,085,760	341,055,090
Aylwin B. Lewis	2,836,265,790	278,563,310	7,658,740	341,055,090
George Muñoz	2,999,484,950	116,537,620	6,465,270	341,055,090
Steven S Reinemund	3,017,048,410	97,846,540	7,592,890	341,055,090
W. Mitt Romney	3,088,511,890	28,562,280	5,413,670	341,055,090
Susan C. Schwab	3,015,340,170	100,720,490	6,427,180	341,055,090
Arne M. Sorenson	3,102,382,760	16,672,400	3,432,680	341,055,090

2.	Marriott’s shareholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2017 with the following votes:

FOR	AGAINST	ABSTAIN
3,438,283,240	20,529,270	4,730,420

3.	Marriott’s shareholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,049,878,900	48,979,070	23,629,870	341,055,090

4.	Marriott’s shareholders voted to conduct future advisory votes to approve the compensation of Marriott’s named executive officers every year with the following votes:

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
2,918,933,280	16,848,430	168,422,160	18,283,970	341,055,090

5.	Marriott’s shareholders voted against a shareholder resolution recommending adoption of eight Holy Land principles with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,599,610	2,939,936,830	102,951,400	341,055,090

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 10, 2017	By:	/s/ Bancroft S. Gordon
Bancroft S. Gordon
Vice President, Senior Counsel and Corporate Secretary

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